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Exhibit 10.29(b)

January , 2005

GS Mezzanine Partners, L.P.
GS Mezzanine Partners Offshore L.P.
Stone Street Fund 1998, L.P.
Bridge Street Fund 1998, L.P.
Ares Leveraged Investment Fund, L.P.
Ares Leveraged Investment Fund II, L.P.
Jeffrey Weiss

Re:	Amendment No. 2 to Stockholders Agreement

Ladies and Gentlemen:

        Reference is hereby made to that certain Amendment No. 2 to Second Amended and Restated Stockholders Agreement dated as of April 14, 2004, by and among Dollar Financial Corp. (formerly DFG Holdings, Inc.), a Delaware corporation (the "Company"), Green Equity Investors II, L.P., a Delaware limited partnership, Stone Street Fund 1998, L.P., a Delaware limited partnership; Bridge Street Fund 1998, L.P., a Delaware limited partnership, GS Mezzanine Partners, L.P., a Delaware limited partnership, GS Mezzanine Partners Offshore, L.P., an exempt Cayman Islands limited partnership, Ares Leveraged Investment Fund, L.P., a Delaware limited partnership, Ares Leveraged Investment Fund II, L.P., a Delaware limited partnership, Jeffrey Weiss (the "Amendment").

        The Company and, by acknowledging this letter as set forth below, each of the other parties hereto, hereby agrees that clause (ii) in Section 1 of the Amendment regarding Paragraph 4.3.2(a) shall hereafter read "(ii) second, Registrable Shares held by Jeffrey Weiss in such amount as the Company selects in its sole discretion, provided, that the Company shall not include more than 121,875 shares pursuant to this clause (ii)".

        Please acknowledge your agreement with the terms of this letter by executing and returning a copy of this letter (by both fax and U.S. mail) to:

  Michael Kaplan
  Irell & Manella LLP
  1800 Avenue of the Stars, Suite 900
  Los Angeles, CA 90067
  Fax: (310) 282-5797

Sincerely,
DOLLAR FINANCIAL CORP.
By:
Donald Gayhardt President

Acknowledged and agreed to:
GREEN EQUITY INVESTORS II, L.P.
By:	Grand Avenue Capital Partners, L.P. Its: General Partner
By:	Grand Avenue Capital Corporation Its: General Partner
By:
Name: Jonathan Seiffer Title: Partner

GS MEZZANINE PARTNERS, L.P.
By:	GS Mezzanine Advisors, L.L.C. Its: General Partner
By:
Name: Title:
GS MEZZANINE PARTNERS OFFSHORE, L.P.
By:	GS Mezzanine Advisors, L.L.C., Its: General Partner
By:
Name: Title:
STONE STREET FUND, 1998, L.P.
By:	Stone Street 1998, L.L.C. Its: General Partner
By:
Name: Title:
BRIDGE STREET FUND 1998, L.P.
By:	Stone Street 1998, L.L.C. Its: General Partner
By:
Name: Title:

ARES LEVERAGED INVESTMENT FUND, L.P.
By:	Ares Management, L.P.
By:	Ares Operating Member, L.L.C. Its: General Partner
By:
Name: Title:
ARES LEVERAGED INVESTMENT FUND II, L.P.
By:	Ares Management II, L.P.
By:	Ares Operating Member II, L.L.C. Its: General Partner
By:
Name: Title:
Jeffrey Weiss

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  Exhibit 10.29(b)